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                    SECURITIES AND EXCHANGE COMMISSION
                           Washington, DC 20549

                                  FORM 8-K

                               CURRENT REPORT



         Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

           Date of Report (Date of earliest event reported): January 2, 1997

                  TOUCHSTONE APPLIED SCIENCE ASSOCIATES, INC.
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              (Exact Name of  Registrant as Specified in Charter)


       Delaware                       0-20303            13-2846796
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(State or Other Jurisdiction      (Commission          (I.R.S. Employer
     of Incorporation)             File Number)        Identification No.)


  P.O. Box 382, Fields Lane, Brewster, New York               10509
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  (Address of Principal Executive Offices)                   Zip Code


       Registrant's telephone number, including area code:  (914) 277-8100
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       Former name or former address, if changed since last report

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  Item 5.    Other Events.
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          Acquisition of Beck Evaluation & Testing Associates, Inc..  On
January 2, 1997, Touchstone Applied Science Associates, Inc. (the "Company") purchased all of the outstanding capital stock of Beck Evaluation & Testing Associates, Inc. from the holders of such shares for a purchase price equal to (i) $130,000 in cash, (ii) $150,000 payable in promissory notes, bearing interest at the rate of 8-1/4% and maturing on January 2, 1999, and (iii) 150,000 shares of the Company's Common Stock, par value $.0001 per share.

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                                SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                          TOUCHSTONE APPLIED SCIENCE ASSOCIATES, INC.




                              By:  /s/ ANDREW L. SIMON
                                  ------------------------------------------
                                  Andrew L. Simon
                                  President


  Date: January  30, 1997